Aberdeen Funds: Summary Prospectus

Aberdeen Global Fixed Income Fund

February 28, 2014, as amended and restated on November 20, 2014

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information, shareholder reports and other information about the Fund online at www.aberdeen-asset.us/literaturefixed. You can also get this information at no cost by e-mailing a request to Investor.Services.US@aberdeen-asset.com, calling 866-667-9231 or asking your financial advisor. The Fund's prospectus and Statement of Additional Information, both dated February 28, 2014, as supplemented to date, and the independent registered public accounting firm's report and financial statements in the Fund's annual report, dated October 31, 2013, are incorporated by reference into this summary prospectus.

Fund Tickers

Class A: CUGAX  Class C: CGBCX  Class R: AGCRX  Institutional Class: AGCIX  Institutional Service Class: CGFIX

Objective

The Aberdeen Global Fixed Income Fund (the "Global Fixed Income Fund" or the "Fund") seeks to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Global Fixed Income Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the "Investing with Aberdeen Funds: Choosing a Share Class–Reduction and Waiver of Class A Sales Charges" section on page 187 of the Fund's prospectus and in the "Additional Information on Purchases and Sales–Waiver of Class A Sales Charges" and "Reduction of Sales Charges" sections on pages 155-157 of the Fund's Statement of Additional Information.

Shareholder Fees (Fees Paid Directly From Your Investment)	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	4.25%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	0.75%[1]	1.00%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses	0.86%	0.83%	0.88%	0.83%	1.02%
Total Annual Fund Operating Expenses	1.71%	2.43%	1.98%	1.43%	1.62%
Less: Amount of Fee Limitations/Expense Reimbursements[2]	0.58%	0.58%	0.58%	0.58%	0.58%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.13%	1.85%	1.40%	0.85%	1.04%

1  Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 0.75% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder's fee was paid.

2  Aberdeen Funds (the "Trust") and Aberdeen Asset Management Inc. (the "Adviser") have entered into a written contract limiting operating expenses to 0.85% for all Classes of the Fund at least through February 28, 2015 or the effective date of the 2015 annual update to the registration statement, whichever occurs first. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid. This contract may not be terminated before February 28, 2015 or the effective date of the 2015 annual update to the registration statement, whichever occurs first.

  Aberdeen Global Fixed Income Fund: Summary Prospectus as of February 28, 2014, as amended and restated on November 20, 2014  01

Example

This Example is intended to help you compare the cost of investing in the Global Fixed Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$535	$887	$1,262	$2,312
Class C shares	$288	$702	$1,243	$2,722
Class R shares	$143	$565	$1,014	$2,260
Institutional Service Class shares	$106	$454	$827	$1,873
Institutional Class shares	$87	$395	$726	$1,663

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$188	$702	$1,243	$2,722

Portfolio Turnover

The Global Fixed Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 208.61% of the average value of its portfolio.

Principal Strategies

The Global Fixed Income Fund seeks to achieve its objective by investing in fixed income securities of U.S. and foreign issuers including:

•  foreign governments, their agencies and instrumentalities, and foreign companies, including those in emerging markets;

•  multinational organizations, such as the World Bank;

•  the U.S. Government, its agencies and instrumentalities and U.S. companies; and

•  asset-backed and mortgage-backed securities.

As a non-fundamental policy, under normal market conditions, the Global Fixed Income Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in fixed income securities of issuers located in a number of countries throughout the world, which may include the U.S. Under normal market conditions, the Fund will invest significantly (at least 40%–unless market conditions are not deemed favorable by the

Adviser, in which case the Fund would invest at least 30%) in bonds of issuers organized or having their principal place of business outside the United States or doing a substantial amount of business outside the United States. Under normal conditions, the Fund invests in securities from at least three different countries. There is no limit on the Fund's ability to invest in emerging markets.

If the Global Fixed Income Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the Global Fixed Income Fund.

The investment team bases its investment decisions on fundamental factors, including economic, market and currency trends and credit quality. The Fund generally invests in markets where the combination of fixed income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where the investment team believes the currency risk can be reduced through hedging.

The Fund may invest in all types of fixed income securities, including:

•  corporate bonds, debentures and notes;

•  convertible debt securities;

•  preferred stocks;

•  government securities;

•  municipal and other government related securities;

•  mortgage-backed and other asset-backed securities;

•  bank loans;

•  private placements including securities issued under Rule 144A and/or Regulation S ("Regulation S Securities"); and

•  repurchase agreements involving portfolio securities.

The Fund may purchase securities denominated in foreign currencies or in U.S. Dollars.

The Fund may invest up to:

•  40% of assets in securities of issuers located in any single foreign country;

•  35% of net assets in fixed income securities rated below investment grade (junk bonds);

•  25% of assets in the securities of any one foreign government, its agencies, instrumentalities and political subdivisions; and

•  20% of net assets in equity securities, including common stocks, warrants and rights.

The Fund has no stated maturity policy and the average effective maturity may change.

In pursuing its investment strategies, the Fund may also invest in financial derivative instruments. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or economic measure. In general, these financial derivative instruments include, but are not limited to, futures, options, swaps (including, but not limited to, credit and credit-default, interest rate and inflation swaps and options on swaps (commonly referred to as swaptions)), forward foreign currency exchange contracts and options, and credit linked notes. The Fund may enter into transactions which include but are not limited to the purchase of

02  Aberdeen Global Fixed Income Fund: Summary Prospectus as of February 28, 2014, as amended and restated on November 20, 2014 call and put options on securities (including exchange-listed and over-the-counter options), and the purchase and sale of futures contracts and options thereon such as securities indices, bond and interest rate futures.

The Fund may use these derivative techniques for a wide variety of purposes, including, but not limited to, the following:

•  to manage the Fund's interest rate, credit and currency exposure;

•  as a substitute for taking a position in the underlying asset (where the manager feels that a derivative exposure to the underlying asset represents better value than a direct exposure);

•  to gain an exposure to the composition and performance of a particular index (provided always that the Fund may not have an indirect exposure through an index to an instrument or currency to which it could not have direct exposure);

•  as a hedging strategy;

•  to seek to increase total returns (which is considered a speculative practice); and

•  to take short positions via derivatives in securities, interest rates, credits, currencies and markets.

To the extent that the Fund invests in derivatives with an underlying asset that meets the 80% policy, the market value of the derivative would be included to meet the 80% minimum. Derivative strategies involve risks which are further detailed in Principal Risks: Derivatives Risk.

The Fund may have high portfolio turnover and the portfolio turnover rate may exceed 100% per year.

Principal Risks

The Global Fixed Income Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments–and therefore, the value of Fund shares–may fluctuate. These changes may occur because of:

•  Active Trading Risk: The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a Fund does trade this way, it may incur increased costs, which can lower the actual return of the Fund. Active trading may also increase short term gains and losses, which may affect taxes that must be paid.

•  Asset-Backed Securities: Like traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment.

•  Bank Loan Risk: There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund's returns.

•  Credit Risk: A debt instrument's price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

•  Derivatives Risk (including Options, Futures and Swaps): Derivatives are speculative and may hurt the Fund's performance. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from the Fund's options, futures and derivatives strategy are dependent upon the portfolio managers' ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual debt securities, and there can be no assurance that the use of this strategy will be successful.

Speculative Exposure Risk: To the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from speculative short sales are unlimited.

Hedged Exposure Risk: Losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk: The Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk: Derivative transactions depend on the creditworthiness of the counterparty and the counterparty's ability to fulfill its contractual obligations.

•  Emerging Markets Risk: A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see "Foreign Securities Risk" below).

•  Extension Risk: Principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Fund and making their prices more sensitive to rate changes and more volatile.

•  Foreign Securities Risk: Foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

•  High-Yield Bonds and Other Lower-Rated Securities: The Fund's investments in high-yield bonds (commonly referred to as "junk bonds") and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

  Aberdeen Global Fixed Income Fund: Summary Prospectus as of February 28, 2014, as amended and restated on November 20, 2014  03

•  Impact of Large Redemptions and Purchases of Fund Shares: Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund's performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settle.

•  Interest Rate Risk: The Fund's fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund's net assets. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

•  Market Risk: The Fund could lose value if the individual bonds in which it invests or overall bond markets in which such bonds trade decrease in value.

•  Mortgage-Related Securities Risk: The Fund may invest in mortgage-related securities. Rising interest rates may cause an issuer to exercise its right to pay principal later than expected which tends to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

•  Non-Hedging Foreign Currency Trading Risk: Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Adviser's expectations may produce significant losses to the Fund.

•  Prepayment Risk: As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of fixed income securities may, therefore, repay principal in advance. This forces the Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund's income.

•  Securities Selection Risk: The investment team may select securities that underperform the market or other funds with similar investment objectives and strategies.

•  Valuation Risk: The lack of active trading markets may make it difficult to obtain an accurate price for a security held by the Fund.

If the value of the Fund's investments decreases, you may lose money.

For additional information regarding the above identified risks, see "Fund Details: Additional Information about Investments, Investment Techniques and Risks" in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the Global Fixed Income Fund. The bar chart shows how the Fund's annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges or taxes. If the applicable sales charges or taxes were included, the annual total returns would be lower than those shown. The returns in the table reflect the maximum sales charge for Class A. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

The returns presented for the Global Fixed Income Fund for periods prior to July 20, 2009 reflect the performance of a predecessor fund (the "Predecessor Fund"). The Global Fixed Income Fund adopted the performance of the Predecessor Fund as the result of a reorganization in which the Global Fixed Income Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Global Fixed Income Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. Institutional Service Class returns for periods prior to July 20, 2009 are based on the previous performance of the Common Class shares of the Predecessor Fund. Institutional Class returns prior to the commencement of operations of the Institutional Class (inception date: July 20, 2009) are based on the previous performance of the Predecessor Fund's Common Class shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities.

Class R shares have not been in operation for a full calendar year; therefore no performance information for Class R shares is provided. The returns for Class R shares will be substantially similar to returns for Class A shares because the shares are invested in the same portfolio of securities and will only differ to the extent that the Classes have different expenses.

Annual Total Returns–Class A Shares (Years Ended Dec. 31)

Best Quarter: 7.74% – 3rd quarter 2009
Worst Quarter: -4.88% – 3rd quarter 2008

04  Aberdeen Global Fixed Income Fund: Summary Prospectus as of February 28, 2014, as amended and restated on November 20, 2014

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns–as of December 31, 2013

	1 Year	5 Years	10 Years
Class A shares–Before Taxes	-7.34%	3.30%	3.28%
Class A shares–After Taxes on Distributions	-7.85%	2.37%	1.97%
Class A Shares–After Taxes on Distributions and Sale of Fund Shares	-4.16%	2.21%	2.05%
Class C shares–Before Taxes	-3.88%	3.44%	3.08%
Institutional Class shares–Before Taxes	-2.87%	4.48%	4.00%
Institutional Service Class shares–Before Taxes	-3.07%	4.37%	3.94%
Barclays Global Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-2.60%	3.91%	4.46%

Investment Adviser

Aberdeen Asset Management Inc. (the "Adviser") serves as the Global Fixed Income Fund's investment adviser. The Adviser has selected Aberdeen Asset Managers Limited ("AAML") as subadviser to the Fund.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Oliver Boulind	Head of Global Credit	2009
József Szabó	Head of Global Macro	2012
Neil Moriarty	Senior Portfolio Manager	2009
Rich Smith	Portfolio Manager, Global Credit	2009

Purchase and Sale of Fund Shares

The Fund's minimum investment requirements are as follows:

Class A and Class C Shares
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Asset Accumulation Plan	$1,000
Additional Investments (Automatic Asset Accumulation Plan)	$50
Class R Shares
To open an account	No Minimum
Additional investments	No Minimum
Institutional Class Shares
To open an account	$1,000,000
Additional investments	No Minimum
Institutional Service Class Shares
To open an account	$1,000,000
Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), and generally do not apply to retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to apply or waive investment minimums under certain circumstances.

Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund's dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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